UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2012

Chase Packaging Corporation

(Exact name of registrant as specified in its charter)

Texas	0-21609	93-1216127
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

636 River Road Fair Haven, NJ	07704
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (732) 741-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

On September 4, 2012, Chase Packaging Corporation (the “Company”) filed with the Secretary of State of the State of Texas an amendment to the Statement of Resolution Regarding the Company’s Series A 10% Convertible Preferred Stock (the “Preferred Stock”) to remove the liquidation right option previously held by the holders of the Preferred Stock.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review

On September 4, 2012, the Board of Directors (the “Board”) of the Company determined that its previously issued audited financial statements as of and for the years-ended December 31, 2007, 2008, 2009 and 2010 and the previously issued unaudited financial statements as of and for the quarters-ended September 30, 2007, March, 31, 2008, June 30, 2008, September 30, 2008, March 31, 2009, June 30, 2009, September 30, 2009, March 31, 2010, June 30, 2010, September 30, 2010, March 31, 2011, June 30, 2011 and September 30, 2011 (collectively, the “Financial Statements”) should not be relied upon due to misstatements in these Financial Statements.  The misstatements relate to the accounting for the Company’s private placement on September 7, 2007 of the units with each unit (each, a “Unit” and collectively, the “Units”) consisting of (i) one share of Preferred Stock, (ii) 500 shares of the Company’s common stock (“Common Stock”) and (iii) 500 warrants (the “Warrants”) exercisable into Common Stock on a one-for-one basis at an exercise price equal to $0.15 per share.  In the Financial Statements, the Company accounted for the Units as equity.  The Company has now determined, after consultation with ParenteBeard LLC, its independent registered public accounting firm, that the Company should have accounted for the Preferred Stock portion of the Units as temporary or mezzanine equity and the Warrants portion of the Units as a liability.  The Company has now amended the terms of the Preferred Stock (see Item 3.03 above and Item 5.03 below) and the Warrants (see Current Report on Form 8-K filed by the Company on July 5, 2012) such that the Preferred Stock and the Warrants will be classified as equity in the future.  The Company has been in contact with the Securities and Exchange Commission in order to determine the most efficient manner in which to handle correcting the misstatements and will provide corrected financial statements as soon as it is able to do so.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

See “Item 3.03  Material Modification to Rights of Security Holders” above regarding the amendment to the Statement of Resolution Regarding the Preferred Stock which is incorporated into this Item 5.03 by reference.

Item 9.01.	Financial Statements and Exhibits

4.1	Statement of Resolution Regarding Series of Preferred Stock of Chase Packaging Corporation filed with the Texas Secretary of State on September 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHASE PACKAGING CORPORATION

Date: September 10, 2012	By:	/s/ Ann C.W. Green
Ann C.W. Green
Chief Financial Officer